UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2008

WILLIAM PENN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

United States	333-148219	37-1562563
(State or Other Jurisdiction of Incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

8150 Route 13, Levittown, Pennsylvania	19057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 945-1200

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WILLIAM PENN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Section 8 – Other Events

Item 8.01	Other Events.

On April 10, 2008, William Penn Bancorp, Inc. (the “Company”) issued a press release announcing the anticipated date of the closing of its offering.

A copy of the press release is attached as Exhibit 99 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99	Press Release Dated April 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM PENN BANCORP, INC.

Date:	April 10, 2008	By:	/s/Charles Corcoran
Charles Corcoran
President and Chief Executive Officer
(Duly Authorized Officer)